Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
10.
Goodwill and Other Intangible Assets

The following table summarizes the changes in the carrying amount of goodwill (in millions):

	Americas	EMEA	Asia Pacific	Total
Balance at January 1, 2024
Goodwill	$8,273.5	$1,326.8	$552.7	$10,153.0
Accumulated impairment losses	(7.7)	(1,326.8)	-	(1,334.5)
	8,265.8	-	552.7	8,818.5
2024 acquisitions	156.5	44.1	-	200.6
Currency translation	(53.2)	(0.4)	(14.4)	(68.0)
Balance at December 31, 2024
Goodwill	8,376.8	1,370.5	538.3	10,285.6
Accumulated impairment losses	(7.7)	(1,326.8)	-	(1,334.5)
	8,369.1	43.7	538.3	8,951.1
Purchase accounting adjustments related to 2024 acquisitions	1.7	0.6	-	2.3
Paragon 28 acquisition	513.3	32.6	74.2	620.1
Monogram acquisition	263.0	-	-	263.0
Currency translation	101.6	1.7	7.3	110.6
Balance at December 31, 2025
Goodwill	9,256.4	1,405.4	619.8	11,281.6
Accumulated impairment losses	(7.7)	(1,326.8)	-	(1,334.5)
	$9,248.7	$78.6	$619.8	$9,947.1

As discussed further in Note 9, we completed acquisitions during the years ended December 31, 2025, 2024 and 2023, resulting in additional goodwill.

We perform our annual test of goodwill impairment in the fourth quarter of every year. In connection with the annual goodwill impairment test in the fourth quarter of 2025, we estimated the fair value of our Americas Orthopedics and Asia Pacific reporting units using the income and market approaches. In the annual 2025 test, the estimated fair values of each of the Americas Orthopedics and Asia Pacific reporting units exceeded their carrying values by more than 25 percent. We performed a qualitative test on our EMEA and Americas CMFT reporting units and concluded it was more likely than not that the fair value of each of these reporting units exceeded their carrying values.

Fair value under the income approach was determined by discounting to present value the estimated future cash flows of the reporting unit. Fair value under the market approach utilized the guideline public company methodology, which uses valuation indicators from publicly-traded companies that are similar to our reporting units and considers differences between our reporting units and the comparable companies.

In estimating the future cash flows of the reporting units, we utilized a combination of market and company-specific inputs that a market participant would use in assessing the fair value of the reporting units. The primary market input was revenue growth rates. These rates were based upon historical trends and estimated future growth drivers such as an aging global population, obesity and more active lifestyles. Significant company-specific inputs included assumptions regarding how the reporting unit could leverage operating expenses as revenue grows and the impact any of our differentiated products or new products will have on revenues.

Under the guideline public company methodology, we took into consideration specific risk differences between our reporting units and the comparable companies, such as recent financial performance, size risks and product portfolios, among other considerations.

We will continue to monitor the fair value of our reporting units in our interim and annual reporting periods. If our estimated cash flows decrease, we may have to record impairment charges in the future. Factors that could result in our cash flows being lower than our current estimates include: 1) decreased revenues caused by unforeseen changes in the healthcare market, or our inability to generate new product revenue from our research and development activities, 2) our inability to achieve the estimated operating margins in our forecasts from our restructuring programs, cost saving initiatives, and other unforeseen factors, and 3) the weakening of foreign currencies against the U.S. Dollar. Additionally, changes in the broader economic environment could cause changes to our estimated discount rates and comparable company valuation indicators, which may impact our estimated fair values.

There were no goodwill impairment charges for the years ended December 31, 2025, 2024 and 2023.

The components of identifiable intangible assets were as follows (in millions):

	Technology	Intellectual Property Rights	Trademarks and Trade Names	Customer Relationships	IPR&D	Other	Total
As of December 31, 2025:
Intangible assets subject to amortization:
Gross carrying amount	$3,833.1	$478.0	$571.1	$5,290.0	$-	$206.7	$10,378.9
Accumulated amortization	(2,322.5)	(383.2)	(349.6)	(3,110.7)	-	(171.0)	(6,337.0)
Intangible assets not subject to amortization:
Gross carrying amount	-	-	459.3	-	216.1	-	675.4
Total identifiable intangible assets	$1,510.6	$94.8	$680.8	$2,179.3	$216.1	$35.7	$4,717.3
As of December 31, 2024:
Intangible assets subject to amortization:
Gross carrying amount	$3,438.1	$478.0	$520.4	$5,124.5	$-	$188.4	$9,749.4
Accumulated amortization	(2,056.6)	(346.3)	(313.0)	(2,761.4)	-	(123.7)	(5,601.0)
Intangible assets not subject to amortization:
Gross carrying amount	-	-	450.0	-	-	-	450.0
Total identifiable intangible assets	$1,381.5	$131.7	$657.4	$2,363.1	$-	$64.7	$4,598.4

In the year ended December 31, 2025, we recognized intangible assets of $27.0 million related to agreements we have entered into in order to acquire the ownership rights or gain access to various technologies. The weighted average amortization period selected for these intangible assets was 7 years. The contractual payments under these agreements are included in "Acquisition of intangible assets" in our consolidated statements of cash flows. We have recognized current liabilities of approximately $15.0 million for the remaining portion of the contractual payments, which represents noncash investing activity for the year ended December 31, 2025.

In the year ended December 31, 2024, we recognized intangible assets of $205.8 million related to agreements we have entered into in order to acquire the ownership rights or gain access to various technologies. The weighted average amortization period selected for these intangible assets was 8 years. The contractual payments under these agreements are included in "Acquisition of intangible assets" in our consolidated statements of cash flows. As of December 31, 2024, we recognized current liabilities and noncurrent liabilities of approximately $31.0 million and

$35.0 million, respectively, for the remaining portion of the contractual payments to be made in future years, which represented noncash investing activity for the year ended December 31, 2024.

In the year ended December 31, 2023, we entered into agreements to acquire intellectual property through the buyout of certain licensing arrangements. These new agreements and the related payments eliminate the various royalty payments that would have been due under the terms of previous licensing arrangements through 2030. These new agreements benefit us by expanding our ownership of intellectual property that we may use in the future. We recognized intangible assets of $86.1 million in 2023 related to these agreements, which will be amortized through 2030. The fixed, contractual payments made under these new agreements are reflected in "Acquisition of intangible assets" in our consolidated statements of cash flows.

Estimated annual amortization expense based upon intangible assets recognized as of December 31, 2025 for the years ending December 31, 2026 through 2030 is (in millions):

For the Years Ending December 31,
2026	$633.6
2027	619.8
2028	613.6
2029	564.9
2030	448.4